SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report	(Date of earliest event reported):	March 5, 2004

Introgen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21291	74-2704230

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 Congress Avenue, Suite 1850, Austin, Texas	78701

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(512) 708-9310

(Former name or former address, if changed since last report)

Item 7. Exhibits.

(c)	Exhibits.

99.1	Press Release dated March 5, 2004.

Item 9. Regulation FD Disclosure.

     On March 5, 2004, Introgen Therapeutics, Inc. (the “Company”) issued a press release announcing its plans to offer up to 6,325,000 shares of its common stock in an underwritten public offering (including 825,000 shares issuable upon exercise of the underwriters’ over-allotment option, if any) pursuant to its already effective shelf registration statement. The press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.

     Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K. The information available at the Company’s Internet address is not part of this Current Report on Form 8-K or any other report filed by the Company with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2004	INTROGEN THERAPEUTICS, INC.

/s/ James W. Albrecht, Jr.
James W. Albrecht, Jr.
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Document
99.1	Press Release dated March 5, 2004.